SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

Frezer, Inc.
(Exact Name of Company as Specified in Charter)

Nevada	000-51336	20-2777600

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 University Avenue, Suite 40, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.02                              Non-Reliance on Previously Issued Financial Statements .

On August 10, 2006, the Board of Directors of Frezer, Inc. (“Frezer” or the “Company”), after discussion with the Company’s management, concluded that the financial statements of the Company included in its Form 10-QSB for the quarter ended March 31, 2006, should no longer be relied upon because of errors contained therein. The Company reached these conclusions following a review of
An issuance of the accounting treatment of 6,100,000 common shares issued to the management team of Frezer Inc. on March 16, 2006 for compensation owed for fiscal year 2005 (“Management Stock Issuance”).

The accounting treatment for the Management Stock Issuance resulted in an erroneous credit of $177,334 to Other Income resulting in the following erroneous closing balances as of March 31, 2006:

Other Income was overstated in the amount of $177,334
Net Loss was understated in the amount of $177,334
Additional Paid in Capital was understated in the amount of $177,334
Retained Deficit was understated in the amount of $177,334
Net Loss was understated by $.02 per share

The Company concluded that a restatement was necessary to correct its accounting for the Management Stock Issuance.

In the restated financial statements, filed with the Securities and Exchange Commission on August 21, 2008, $177,334 resulting from the Management Stock Issuance was credited to Additional Paid in Capital as opposed to Other Income. The Company expects to file an additional amended Form 10-QSB for the quarter ended March 31, 2006 on or prior to September 15, 2006 in order that the restated financial statements may be brought into compliance with SFAS 154: Accounting Changes and Error Corrections.

The error was discovered by David Koos, the Company’s CEO and Acting CFO, on August 10 2006 and is believed to be a result of human error. The accounting treatment for the Management Stock Issuance was not properly identified against the source documentation and was improperly accounted for as if it were two separate transactions in which
(a)	$6,100 of the accrued salaries which were settled through the Management Stock Issuance were settled for the par value of the 6,100,000 common shares issued and
(b)	the remainder of the accrued compensation being forgiven resulting in $177,334 in Other Income

The Company currently believes the error was a result of a weakness in the Company’s internal disclosure controls and procedures which allowed the transaction to be posted in the Journals without adequate review of the source documentation which in this case consisted of a resolution by the Board of Directors authorizing the Management Stock Issuance. Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Chief Executive Officer and Acting Chief Financial Officer, to allow timely decisions regarding required disclosure.

Until August 28, 2006 the Company’s internal disclosure controls and procedures consisted of
(i)	A review on a quarterly basis of all Journal Entries by the Acting CFO
(ii)	A review on a quarterly basis of all Ledger Entries by the Acting CFO
(iii)	A review of the Trial Balance prepared for any quarterly or annual accounting period (“Reporting Period”) by the Acting CFO
(iv)	A review of any required adjusting entries to the Trial Balance prepared for any Reporting Period by the Acting CFO
(v)	A review of the Adjusted Trial Balance prepared for any Reporting Period by the Acting CFO
(vi)	A review of the financial statements prepared for any Reporting Period by the Acting CFO
(vii)	A review of any After Closing Trial Balance prepared for any Reporting Period by the Acting CFO
(viii)
A review of the balance sheet, income statement, statement of shareholder’s equity and statement of cash flow with any notes to financial statements for any Reporting Period by the Acting CFO prior to review by an Independent Public Accountant.

The Company’s CEO and Acting CFO, David Koos, has considered the effect of this error on the Company’s internal disclosure controls and procedures as of the period ending March 31, 2006 as well as subsequent periods going forward.

Until August 28, 2006, Koos had considered the Company’s internal disclosure controls and procedures to be both adequate and effective. On August 28, 2006, both of the Board of Directors and Koos reevaluated the effectiveness of the design and operation of our disclosure controls and procedures as of March 31, 2006 and going forward and, based upon that evaluation, concluded that the Company’s disclosure controls and procedures were not effective in timely alerting management to material information relating to the Company which is required to be included in its periodic SEC filings.

It was determined that the material weakness lay in
(a)	the frequency of the reviews of Journal entries and
(b)	the fact that one individual was responsible for the entire internal review process, thus increasing the possibility of human error and
(c)
the fact that no formal timetable was in place in regards to preparation of financial statements for any reporting period which the Company feels may have contributed to the error. The Company currently feels that if such a formal timetable was in place it would have given the Company sufficient time to identify and correct the accounting error

As of August 29, 2006, the Company changed its internal disclosure controls and procedures over financial reporting by:

(A) adding a review committee (consisting of David Koos and Brian Pockett, the Company’s COO)to review its public disclosure documents. This review would not only encompass a review of the completed financials prior to filing with the Commission but would also encompass
(a)	a review by both members of the review committee of all aforementioned steps of the Accounting Cycle for any reporting period
(b)	An increase in the frequency of the aforementioned review of all Journal Entries from quarterly to monthly

(B) appointing David Koos to the position of Disclosure Coordinator. The Disclosure Coordinator will have overall responsibility for preparing a timetable for each reporting period and for following up with others to make sure that assigned tasks have been completed on a timely basis.

Based on these changes, the Company feels that, as of August 29, 2006, internal disclosure controls and procedures currently in place shall be adequate going forward.

The Board of Directors and the management of the Company have discussed with its current independent registered accounting firm the matters referenced above, including the expected restatement of unaudited consolidated financial statements included in Form 10-QSB for the quarter ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREZER, INC.

By:	/s/ David R. Koos
Date: September 5, 2006
David R. Koos, Chief Executive Officer, President and Chairman